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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported)   November 17, 1998
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                      SECURITY CAPITAL GROUP INCORPORATED
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             (Exact Name of Registrant as Specified in its Charter)


                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

         1-13355                                        36-3692698
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 (Commission File Number)                   (I.R.S. Employer Identification No.)



          125 Lincoln Avenue                               87501
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(Address of Principal Executive Offices)                 (Zip Code)


                                 (505) 982-9292
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              (Registrant's Telephone Number, Including Area Code)



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Item 5. Other Events

     On November 17, 1998, ProLogis Trust, a Maryland real estate investment trust of which the Registrant owns approximately 41% of the outstanding common shares ("ProLogis"), and Meridian Industrial Trust, Inc. ("Meridian"), announced that they had entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Meridian will be merged with and into ProLogis, and each common share of Meridian will be converted into 1.1 common shares of ProLogis, plus up to $2.00 in cash under certain circumstances. The consummation of the transactions contemplated by the Merger Agreement is subject to the approval of the shareholders of ProLogis and Meridian and other conditions. A copy of the press release announcing the Merger Agreement is incorporated into this report by reference. This announcement is hereby incorporated by reference.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1 Press Release dated November 17, 1998 (incorporated by reference to Exhibit 99.1 to the ProLogis Trust Form 8-K dated November 17, 1998).
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SECURITY CAPITAL GROUP INCORPORATED



Dated: November 17, 1998             By: /s/ Jeffrey A. Klopf
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                                        Jeffrey A. Klopf
                                        Secretary